Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 30, 2001 on United Australia/Pacific, Inc. included in this Annual Report on Form 10-K, into previously filed Registration Statement File No. 333-37651.


                                           ARTHUR ANDERSEN LLP

Denver, Colorado
March 30, 2001